UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2013

HARVARD BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33957	04-3306140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (508) 893-8999

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2013, Chane Graziano retired and resigned as Chief Executive Officer of Harvard Bioscience, Inc. (the "Corporation"), and as a member of the Corporation's Board of Directors (the "Board"). Mr. Graziano has not expressed any disagreement with the Corporation on any matter relating to the Corporation's operations, policies or practices. The Board will immediately commence a search to hire a permanent Chief Executive Officer.

Effective as of May 14, 2013, the Board appointed David Green, the current President of the Corporation, to serve as the Interim Chief Executive Officer of the Corporation. Mr. Green has served as the Corporation's President and a member of the Board of Directors of the Company since March 1996.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1	Harvard Bioscience Inc. press release, dated May 15, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC. (Registrant)
May 14, 2013 (Date)	/s/ THOMAS MCNAUGHTON Thomas McNaughton Chief Financial Officer & Principal Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Harvard Bioscience Inc. press release, dated May 15, 2013